EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Ridding, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-Q of Unleashed Inc. for the period ended September 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Unleashed Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Unleashed Inc. and will be retained by Unleashed Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Anthony Ridding
Dated: February 14, 2018	Anthony Ridding
President, Chief Executive Officer Principal Executive Officer and Director
Unleashed Inc.